ATLAS ENERGY RESOURCES

LONG-TERM INCENTIVE PLAN

NON-EMPLOYEE DIRECTOR GRANT AGREEMENT

THIS NON-EMPLOYEE DIRECTOR GRANT AGREEMENT (this "Grant") is made as of the day of , 200 (the "Date of Grant") by and between Atlas Energy Resources, LLC, a Delaware limited liability company (the "Company"), and , a non-employee director (the "Director") of the Board of Directors (the "Board") of the Company.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

    Award. The Director is hereby awarded Phantom Units with DERs, as defined below, pursuant to the Atlas Energy Resources Long-Term Incentive Plan (the "Plan").
    Vesting.

(a) Subject to such further limitations as are provided herein, the Phantom Units shall vest and become payable in four (4) equal installments on and after the following dates, in cumulative fashion:

(i) on the first anniversary of the Date of Grant, 25% of the total number of Phantom Units;

(ii) on the second anniversary of the Date of Grant, an additional 25% of the total number of Phantom Units;

(iii) on the third anniversary of the Date of Grant, an additional 25% of the total number of Phantom Units; and

(iv) on the fourth anniversary of the Date of Grant, the remaining Phantom Units.

(b) From and after the Date of Grant through the date on which the Phantom Units become fully vested pursuant to subparagraph (a) above, any unvested Phantom Units remain subject to forfeiture in accordance with the terms of Section 4. Such period shall be known herein as the "Restricted Period."

(c) In the event of a change in control, as defined in the Plan, the Phantom Units shall automatically vest and become payable in full.

(d) Upon a termination of the Director's membership on the Board by reason of Disability, as defined below, or death, all Phantom Units shall automatically vest and become payable in full.

(e) If the foregoing vesting schedule would produce fractional Units, as defined below, the number of Phantom Units shall be rounded down to the nearest whole Unit.

3. Description of Phantom Units and DERs.

(a) A "Phantom Unit" is a phantom (notional) unit granted under the Plan which, upon vesting, entitles the Director, at his or her election, to receive a common unit representing Class B limited liability company interests of the Company (each a "Unit") or its then fair market value in cash. "Fair market value" means the closing sales price of a Unit on the applicable date (or if there is no trading in the Units on such date, the closing sales price on the last date Units were traded). In the event Units are not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Company.

(b) "DERs" are rights to receive an amount in cash equal to, and at the same time as, the cash distributions made by the Company with respect to a Unit during the period the Phantom Unit is outstanding.

(c) If the Director is entitled to receive Units upon vesting of the Phantom Units, the Company shall deliver to the Director a certificate or certificates for the Units then being awarded (out of theretofore unissued Units or reacquired Units, as the Company may elect). The obligation of the Company to deliver Units may be deferred for any period during which, in the good faith determination of the Company, the Company is not reasonably able to obtain or issue Units without violating the rules or regulations of any applicable law or securities exchange.

4. Forfeiture. Upon the termination of the Director's membership on the Board during the Restricted Period, the Phantom Units, to the extent not previously vested, shall immediately terminate and become null and void, except in a case where the termination is by reason of death or an illness or injury that (i) lasts at least 6 months, (ii) is expected to be permanent, and (iii) renders the Director unable to carry out his or her duties to the Company (a "Disability").

5. Transferability.

(a) Except as provided in (b) below, no Phantom Units and no rights under any such Phantom Units may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Director and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any affiliate thereof.

(b) Phantom Units may be transferred:

(i) by will and the laws of descent and distribution and

(ii) without consideration to immediate family members or related family trusts of the Director.

6. Acknowledgment by the Director. By executing this Grant, the Director hereby acknowledges that with respect to any right to payment from the Plan, the Director is and shall be an unsecured general creditor of the Company without any preference as against other unsecured general creditors of the Company, and the Director hereby covenants for himself, and anyone at any time claiming through or under the Director, not to claim any such preference, and hereby disclaims and waives any such preference which may at any time be at issue, to the fullest extent permitted by applicable law.

7. Withholding. The Company or any affiliate is authorized to withhold from any payment due or transfer made under this Grant or from any compensation or other amount owing to the Director, the amount (in cash, Units, other securities, Units that would otherwise be issued pursuant to such award or other property) of any applicable taxes payable in respect of this Grant, the lapse of restrictions thereon, or any payment or transfer under this Grant or the Plan and to take such other action as may be necessary in the opinion of the Company or such affiliate to satisfy its withholding obligations for the payment of such taxes.

8. Terms and Conditions.

(a) This Grant is made pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and this Grant shall in all respects be interpreted in accordance with the Plan. By accepting this Grant, the Director hereby agrees to be bound by the interpretations and determinations of the Company with respect to this Grant and the Plan.

(b) The Company intends, but shall not be obligated, to register for sale under the Securities Act of 1933 (the "Securities Act") the Units acquirable pursuant to the Plan, and to keep such registration effective throughout the period any awards thereunder are in effect. In the absence of such effective registration or an available exemption from registration under the Securities Act, delivery of Units acquirable pursuant to this Grant shall be delayed until registration of such Units is effective or an exemption from registration under the Securities Act is available. In the event exemption from registration under the Securities Act is available, the Director (or the Director's estate or personal representative in the event of the Director's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws. No sale or disposition of Units acquired pursuant to this Grant by the Director shall be made in the absence of an effective registration statement under the Securities Act with respect to such Units unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Securities Act or any other applicable securities laws is first obtained.

9. No Rights as Unitholder. The Director shall not have the right to vote with respect to any Phantom Units or otherwise have any rights as a unitholder with respect thereto.

10. Board Membership Not Affected. This Grant shall not be construed as giving the Director the right to be retained on the Board.

11. Amendments. The Company may waive any conditions or rights under and amend any terms of this Grant, provided no change shall materially reduce the benefit to the Director without the consent of the Director.

12. Governing Law. The validity, construction, and effect of this Grant shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Grant has been duly executed as of the Date of Grant.

Witness: ATLAS ENERGY RESOURCES, LLC

By:

Name: Lisa Washington

Title: Secretary

I hereby accept this Grant, and I agree to be bound by the terms of the Plan and this Grant. I further agree that all of the decisions and interpretations of the Company with respect thereto shall be final and binding.

Director:

Name: